MARCH 1, 2019

SUPPLEMENT TO

HARTFORD CAPITAL APPRECIATION HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2018, AS SUPPLEMENTED AUGUST 9, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, Thomas S. Simon, CFA, FRM is added as a portfolio manager to the Hartford Capital Appreciation HLS Fund. Accordingly, under the heading “Management” in the above referenced Summary Prospectus the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7465	March 2019